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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
 February 16, 2005

THE COCA-COLA COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-02217 (Commission File Number)	58-0628465 (IRS Employer Identification No.)
One Coca-Cola Plaza Atlanta, Georgia (Address of principal executive offices)	30313 (Zip Code)

Registrant's telephone number, including area code: (404) 676-2121

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition

        Attached as Exhibit 99.1 is a copy of a press release of The Coca-Cola Company, dated February 16, 2005, reporting The Coca-Cola Company's financial results for the fourth quarter and full year 2004. Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

        On February 16, 2005, The Coca-Cola Company held an investor conference and webcast to disclose financial results for the fourth quarter and full year 2004.

Item 9.01(c).    Exhibits

Exhibit 99.1	Press Release of The Coca-Cola Company, dated February 16, 2005, reporting The Coca-Cola Company's financial results for the fourth quarter and full year 2004.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COCA-COLA COMPANY (REGISTRANT)
Date: February 16, 2005	By:	/s/ CONNIE D. MCDANIEL Connie D. McDaniel Vice President and Controller

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Exhibit Index

Exhibit No.
Exhibit 99.1	Press Release of The Coca-Cola Company, dated February 16, 2005, reporting The Coca-Cola Company's financial results for the fourth quarter and full year 2004.

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  Item 2.02 Results of Operations and Financial Condition
  Item 9.01(c). Exhibits
SIGNATURES
Exhibit Index